Prospectus Supplement December 7, 2020

For the following funds with prospectuses dated October 30, 2020 (as supplemented to date) American Funds Inflation Linked Bond Fund® Short-Term Bond Fund of America®

The Class 529-A sales charge table under the heading “Class A and 529-A shares” in the “Sales charges” section of the prospectus for each of the funds listed above is amended to read as follows:

Class 529-A

	Sales charge as a percentage of:
Investment	Offering price	Net amount invested	Dealer commission as a percentage of offering price
Less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more and certain other investments described below	none	none	see below

Keep this supplement with your prospectus.

Lit. No. MFGEBS-459-1220P CGD/AFD/10039-S82373